UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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The Managers Funds

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800 Connecticut Avenue

Norwalk, Connecticut 06854

800-835-3879

www.managersinvest.com

Managers Special Equity Fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of Managers Special Equity Fund (the “Fund”), a series of The Managers Funds, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new, unaffiliated subadvisors with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Fund on or about January 9, 2008.

I. The Trust and its Management Agreement

The Fund is a series of the Trust. The Trust has entered into an investment management agreement with respect to the Fund with Managers Investment Group LLC (the “Manager”) dated April 1, 1999, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors (the “Subadvisors” and each a “Subadvisor”) to manage the investment portfolio of the Fund, reviews and monitors the performance of Subadvisors on an ongoing basis, and recommends changes in the roster of Subadvisors to the Trustees as appropriate. The Manager also allocates the Fund’s assets among the Fund’s Subadvisors. The portion of the Fund’s assets managed by a Subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the Subadvisors of the Fund. The Fund, therefore, pays no fees directly to the Subadvisors. The Manager also provides administrative services to the Fund, and receives compensation from the Fund for these services.

The Manager recommends Subadvisors for the Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the Subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Manager does not expect to recommend frequent changes of Subadvisors.

At any given time, each Subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that Subadvisor (each such agreement, a “Subadvisory Agreement”). The Subadvisor does not provide any services to the Fund under the Subadvisory Agreement except portfolio investment management and related record-keeping services. In accordance with procedures adopted by the Trustees, a Subadvisor, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions or underwriting fees in connection therewith as permitted by Sections 17(e) and 10(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.

II. Veredus Asset Management, LLC and the New Subadvisory Agreement

The Manager previously entered into a Subadvisory Agreement with Veredus Asset Management LLC (“Veredus”) with respect to the Fund (the “Veredus Agreement”). As further described below, Veredus informed the Fund of certain proposed transactions involving Veredus and its affiliates in October, 2007 and asked the Fund to consider the re-approval of the Veredus Agreement in light of those transactions. The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), held a special meeting on October 16, 2007 to consider the re-approval of the Veredus Agreement in light of those transactions.

In October, 2007, Veredus informed the Fund that the ultimate parent company of ABN AMRO Asset Management Holdings, Inc. (“ABN AMRO”), a 50% owner of Veredus, would be purchased through a tender offer by RFS Holdings (a consortium comprised of Fortis SA/NV and Fortis N.V. (together, “Fortis”), The Royal Bank of Scotland Group plc and an affiliate of Banco Santander, S.A.) on October 17, 2007 (the “RFS Acquisition”). Veredus also informed the Fund that Fortis is expected to acquire RFS Holdings’ interest in Veredus and become a 50% owner of Veredus (the “Fortis Acquisition” and together with the RFS Acquisition, the “Restructuring”). Veredus informed the Fund that it had not reached a conclusion as to whether the Restructuring, or either the RFS Acquisition or the Fortis Acquisition individually, may be deemed to constitute a change of control and therefore an “assignment” of the Veredus Agreement, as the term “assignment” is defined in the 1940 Act. To the extent that any of the transactions could be deemed to constitute a change of control of Veredus and an “assignment” of the Veredus Agreement, the Veredus Agreement would terminate in accordance with the terms of the 1940 Act. In light of this potential “assignment,” including a potential “assignment” in connection with the subsequent Fortis Acquisition, at a special telephonic meeting on October 16, 2007 the Board of Trustees, including a majority of the Independent Trustees, of the Trust considered and subsequently unanimously re-approved the continuance of the Veredus Agreement between the Manager and Veredus for an additional one-year period beginning October 17, 2007, or, in the event the earlier contract was deemed to be assigned and thereby terminated, approved a new contract on identical terms (the “Re-approval”). Any fees earned by Veredus subsequent to that date were earned but not paid to Veredus pending the ratification of the Re-Approval at an in-person meeting. The Board of Trustees, including a majority of the Independent Trustees, unanimously ratified the Re-Approval at its regular in-person quarterly meeting held on December 5-6, 2007.

Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of the Veredus Agreement, the Manager pays Veredus 0.50% per annum of the average daily net assets of the portion of the Fund managed by Veredus. Neither the management fee for the Fund nor the subadvisory fee paid to Veredus will change as a result of the Restructuring under the re-approved Veredus Agreement. The Manager paid Veredus $2,419,986.28 under the Veredus Agreement for the fiscal year ended December 31, 2007. The Manager would have paid Veredus the same amount regardless of whether the Restructuring occurred. In addition, no changes were made to the re-approved Veredus Agreement as a result of the Restructuring.

The Veredus Agreement requires Veredus to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. The Veredus Agreement, as re-approved and continued for an additional one-year period beginning October 17, 2007, continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Veredus Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Veredus Agreement may be terminated: (i) by the Manager at anytime without penalty, upon notice to Veredus and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to Veredus or (iii) by Veredus at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The Veredus Agreement provides that Veredus shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Veredus Agreement, except by reason of

Veredus’ willful malfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of Veredus’ reckless disregard of its obligations and duties under the Veredus Agreement.

All of the terms of the Veredus Agreement described in the preceding paragraphs are identical both prior to and after the Re-Approval. A form of the Veredus Agreement is attached as Exhibit A hereto.

Information about Veredus

The following is a description of Veredus, which is based solely on information provided by Veredus. Veredus is not affiliated with the Manager.

Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of November 30, 2007, Veredus had assets under management of approximately $1.5 billion.

Veredus Officers and Directors

Information about the principal executive officer and directors of Veredus is set forth below. The address of each of them is c/o 6060 Dutchman’s Lane, Suite 320, Louisville, Kentucky.

Name of Principal Executive Officer or Director	Principal Occupation
B. Anthony Weber	President, CEO, Director
Charles P. McCurdy	Executive Vice-President, Director
Thomas Leavitt	Director
Scott Marinko	Director
Andrew A. King	Director

Veredus is owned 50% by employees of the Firm (of which B. Anthony Weber owns 30.83% of the outstanding units) and 50% by ABN AMRO located at 135 S LaSalle Street 23rd Floor Chicago, IL. The ultimate parent of ABN AMRO is ABN AMRO Holding N.V. (“ABN Holding”). RFS Holdings currently owns a 100% interest in ABN Holding as a result of the RFS Acquisition and, indirectly, a 50% interest in Veredus. It is expected that Fortis will acquire a 100% interest in ABN Holding and, indirectly, a 50% interest in Veredus following the Restructuring.

Portfolio Managers

B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Vice President of and a Portfolio Manager for Veredus, a position he has held since 1998 and 2003 respectively (prior to 2003 Mr. Mercer was Director of Research for Veredus).

Veredus Investment Philosophy

Veredus begins its investment process by screening for companies that rank in the top 20% of all companies based on earnings estimate revisions and quarterly earnings surprise. Their research efforts are focused on companies that are surpassing expectations on a fundamental basis, and their research staff employs extensive fundamental research to estimate the sustainability of a given company’s fundamental performance. Veredus believes that consensus earnings estimates are rarely accurate, therefore their analysts establish company contacts and utilize Wall Street research to develop internal expectations of company revenues and earnings.

Further emphasis is placed on companies where Veredus’ internal expectations are materially different from that of the consensus. Cash Flow Return on Investment is the key metric on which Veredus focuses to estimate the longer potential earnings power of a company. In the next step, technical analysis is used to provide market confirmation of fundamental findings. Companies with strong fundamental outlooks tend to have strong relative price strength and increased trading volume. Veredus uses technical analysis not only for confirmation, but also to establish a framework for risk versus reward. When determining which securities to sell, Veredus is watchful of decelerating revenue growth, declining profit margins and expectations which simply become excessive in the short run, all of which can be detrimental to long term investment performance.

Veredus currently acts as an investment adviser with respect to the following other mutual fund with a similar investment objective to that of the Fund.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of November 30, 2007	Fee	Fee Waivers and Reimbursements
Aston Veredus Aggressive Growth Fund	Capital Appreciation/ Small Cap Growth	$209.858 million	1.00% Advisory Fee	None

Board of Trustees’ Recommendation

At a special meeting on October 16, 2007 the Board of Trustees of the Trust, including all of the Independent Trustees, considered and subsequently unanimously re-approved the continuance of the Veredus Agreement between the Manager and Veredus for an additional one-year period and subsequently ratified the Re-approval at its in-person regular quarterly meeting on December 5-6, 2007. The Trustees were separately represented by independent counsel in their consideration of the Veredus Agreement. In considering the Veredus Agreement for the Fund, the Trustees reviewed a variety of materials relating to the Fund and Veredus, including information regarding the anticipated nature, extent and quality of services to be provided by Veredus under the Veredus Agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the Veredus Agreement; and (c) met with their independent legal counsel in private session at which no representatives of management were present.

In considering the nature, extent and quality of services to be provided by Veredus under the Veredus Agreement, the Trustees reviewed information relating to Veredus’ financial condition, operations and personnel, and the investment philosophy, strategies and techniques that Veredus intends to use in managing the Fund. The Trustees took particular note of the fact that there would be no change in the portfolio management of that portion of the Fund’s assets assigned to Veredus by the Manager under the Veredus Agreement, as the portfolio management team of Veredus would remain unchanged following the Restructuring. The Trustees relied, in part, upon information previously reviewed pertaining to Veredus, in connection with their previous consideration and approval of the Veredus Agreement at the June 7-8, 2007 meeting of the Board of Trustees. With respect to their previous review of the Fund’s performance at the June 7-8, 2007 meeting, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was above, below, below, and below, respectively, the median performance of an appropriate peer group of similar mutual funds (the “Peer Group”) and was below, below, below and above, respectively, the performance of the Fund’s benchmark, which is the Russell 2000 Index. The Trustees took into account management’s previous discussion of the Fund’s performance and also took into account the investment strategies of the Fund’s Subadvisors relative to the investment strategies of the Fund’s Peer Group. The Trustees also noted that Veredus managed a portion of the Fund’s assets.

In the course of their deliberations, including the deliberations during the contract renewal segment of the June 7-8, 2007 meeting of the Board of Trustees, the Trustees evaluated, among other things: (a) the expected services to be provided by Veredus; (b) the qualifications and experience of Veredus’ personnel; and (c) Veredus’ compliance program. The Trustees also took into account the financial condition of Veredus with respect to its ability to provide the services required under the Veredus Agreement.

The Board of Trustees considered Veredus’ experience in managing other registered investment company accounts. The Trustees noted that, as of November 30, 2007, Veredus had assets under management of approximately $1.5 billion. The Board noted that Veredus, as Subadvisor to the Fund pursuant to the Veredus Agreement prior to the Re-Approval, has been subject to periodic compliance reviews by the Manager, the results of which have been reported to the Trustees at regular meetings. The Board found that Veredus’ compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws by the Fund and by Veredus with respect to its activities that could affect the Fund.

Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Veredus’ organizational and management structure and Veredus’ brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Veredus who have portfolio management responsibility for the Fund. The Trustees noted that the three portfolio managers responsible for managing the portion of the Fund subadvised by Veredus have served as portfolio managers at Veredus since 1998. The Trustees took into account the portfolio management team’s prior experience in managing a portion of the Fund’s investment portfolio. In this context, the Trustees also considered certain information received in connection with, and their deliberations with respect to, their June 2007 renewal of the investment management agreement with the Manager with respect to the Fund, the Veredus Agreement prior to the Re-Approval, and the other subadvisory agreements with respect to the Fund, including comparative information with respect to the performance of the Fund and the advisory and subadvisory fees of the Fund, as well as relevant updates to that information provided in the interim.

In considering the reasonableness of the subadvisory fee payable by the Manager to Veredus, the Trustees relied on the ability of the Manager to negotiate the terms of the Veredus Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with Veredus. The Trustees noted that the fees payable to Veredus are the same under the Veredus Agreement prior and subsequent to the Re-approval and are identical to the fees paid to other Subadvisors of the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by Veredus and the profitability to Veredus of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by Veredus, the Trustees concluded that the effect of any economies of scale being realized by Veredus was not a material factor in the Trustees’ deliberations.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Veredus Agreement in addition to the conclusions discussed above: (a) Veredus has demonstrated that it possesses the capability and resources to perform the duties required of it under the Veredus Agreement; (b) Veredus’ investment strategy is appropriate for pursuing the Fund’s investment objectives; and (c) Veredus is reasonably likely to execute its investment strategy consistently over time.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Veredus Agreement would be in the interests of the Fund and its shareholders. Accordingly, at a special meeting on October 16, 2007, the Board of Trustees of the Trust, including all of the Independent Trustees, voted to re-approve and continue the Veredus Agreement for the Fund and subsequently ratified the Re-Approval at its in-person regular quarterly meeting on December 5-6, 2007.

III. Lord Abbett & Co. LLC and the New Subadvisory Agreement

At an in-person meeting held on December 5-6, 2007, the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the termination of the subadvisory agreement with respect to the Fund between Kern Capital Management LLC (“Kern”) and the Manager for the portion of the Fund subadvised by Kern. The Trust’s Board of Trustees also approved the appointment of Lord, Abbett & Co. LLC (“Lord Abbett”) as a new subadvisor to the Fund effective December 10, 2007 pursuant to a Subadvisory Agreement between Lord Abbett and the Manager (the “Lord Abbett Agreement”). Therefore, the Fund’s assets are currently allocated among six Subadvisors, Lord Abbett, Donald Smith & Co., Skyline Asset Management, L.P., Smith Asset Management Group, LP, Veredus, and Westport Asset Management, Inc., each managing a portion of the portfolio of the Fund using its own methodology to select portfolio investments. Lord Abbett manages its portion of the Fund using a small-cap growth approach to investing.

The recommendation to add Lord Abbett as a new Subadvisor to the Fund was made by the Manager in the ordinary course of its on-going evaluation of fund characteristics and exposures, Subadvisor performance and investment strategy, and extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire Lord Abbett as a new Subadvisor to the Fund was based on the Manager’s belief that Lord Abbett is a high quality investment adviser with a demonstrated ability to select small capitalization equity securities, to analyze company earnings and to manage the overall risk of a portfolio and would be appropriately suited to manage assets for the Fund. The Manager also believes that the investment strategy to be used by Lord Abbett for the Fund would complement the investment strategies used by the Fund’s other Subadvisors.

Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of the Lord Abbett Agreement, the Manager pays Lord Abbett 0.50% per annum of the average daily net assets of the portion of the Fund managed by Lord Abbett. Because the fees under the Lord Abbett Agreement are paid by the Manager out of the management fees received by the Manager, there is no change in the management fee paid by the Fund as a result of the addition of Lord Abbett as a Subadvisor to the Fund.

The Lord Abbett Agreement requires Lord Abbett to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. The Lord Abbett Agreement has an initial term of one year, and then continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Lord Abbett Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Lord Abbett Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to Lord Abbett and the Trust, (ii) with respect to the Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to Lord Abbett, or (iii) by Lord Abbett at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The Lord Abbett Agreement provides that Lord Abbett shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Lord Abbett Agreement, except by reason of Lord Abbett’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Lord Abbett’s reckless disregard of its obligations and duties under the Lord Abbett Agreement.

A form of the Lord Abbett Agreement is attached as Exhibit B hereto.

Information about Lord Abbett

The following is a description of Lord Abbett, which is based solely on information provided by Lord Abbett. Lord Abbett is not affiliated with the Manager.

Lord Abbett, located at 90 Hudson Street, 11th Floor, Jersey City, New Jersey, was founded in 1929 and has managed small-cap growth assets since 1973. As of October 31, 2007, Lord Abbett had assets under management of approximately $116.7 billion.

Lord Abbett Officers and Directors

Information about the chief executive officer and members of Lord Abbett is set forth below. The address of each of them is c/o 90 Hudson Street, 11th Floor, Jersey City, New Jersey. The individuals listed below collectively, but none of them individually, own a controlling interest in Lord Abbett.

Name of Principal Executive Officer or Director	Principal Occupation
Robert S. Dow	Chief Executive Officer and Senior Partner
Daria L. Foster	Managing Partner
Robert I. Gerber	Chief Investment Officer and Partner
Joan A. Binstock	Chief Operations Officer and Partner
Lawrence H. Kaplan	General Counsel and Partner
Marion Zapolin	Chief Financial Officer and Partner

Portfolio Manager

F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

Lord Abbett Investment Philosophy

F. Thomas O’Halloran leads a five-member team responsible for small- and micro-cap investments. The team initiates its stock selection effort by screening for companies that have strong revenue growth (at least 12% for small cap and 15% for micro cap), are experiencing earnings growth that is driven by top-line growth (implying stable or expanding profit margins) rather than being driven by one-time events or simple cost cutting measures. The screening process also identifies companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total capital ratios) and that are already profitable. This screening process yields a group of companies, which the team first reviews to identify the best businesses. The team spends an extensive amount of time searching for four factors that it believes are the hallmarks of the best businesses: a sound business model, competent and credible management, favorable industry conditions, and a competitive advantage. The final step of the process is to select stocks from this smaller subset of companies based on their revenue and earnings growth. The team forecasts both revenue and earnings growth over the next several years, and then estimates the likely market impact these results will have on stock performance. Consideration is given to the rate and sustainability of growth, the rate of change of growth, as well as market expectations. Finally, the valuation for each stock is considered. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found or if a holding reaches a 5% weight in the overall portfolio.

Lord Abbett currently acts as an investment adviser with respect to the following other mutual funds with a similar investment objective to that of the Fund.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of November 30, 2007	Fee	Fee Waivers and Reimbursements

Lord Abbett Developing Growth Fund	Small-Capitalization Growth Strategy	$1.097 billion	Class A Shares = 1.19%; Class I Shares (formerly known as Class Y Shares) = 0.84%	None

Lord Abbett Micro Cap Growth Fund	Micro-Capitalization Growth Strategy	$0.062 billion	Class I Shares (formerly known as Class Y Shares) = 1.85.%	None

Board of Trustees’ Recommendation

At a meeting held on December 5-6, 2007, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously voted to approve the Lord Abbett Agreement. The Trustees were separately represented by independent counsel in their consideration of the Lord Abbett Agreement. In considering the Lord Abbett Agreement for the Fund, the Trustees reviewed a variety of materials relating to the Fund and Lord Abbett, including information regarding the anticipated nature, extent and quality of services to be provided by Lord Abbett under the Lord Abbett Agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the Lord Abbett Agreement; and (c) met with their independent legal counsel in private session at which no representatives of management were present.

In considering the nature, extent and quality of services to be provided by Lord Abbett under the Lord Abbett Agreement, the Trustees reviewed information relating to Lord Abbett’s financial condition, operations and personnel, and the investment philosophy, strategies and techniques that Lord Abbett intends to use in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Lord Abbett’s organizational and management structure and Lord Abbett’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual at Lord Abbett who was proposed to have portfolio management responsibility for the portion of the Fund subadvised by Lord Abbett, and noted that this portfolio manager joined Lord Abbett in 2001 and has been in the investment business since 1987. The Trustees also took into account the portfolio manager’s experience in managing other investment companies. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be provided by Lord Abbett; (b) the qualifications and experience of Lord Abbett’s personnel; and (c) Lord Abbett’s compliance program. The Board found that Lord Abbett ‘s compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws by the Fund and by Lord Abbett with respect to its activities that could affect the Fund. In addition, the Board considered Lord Abbett’s experience in managing other registered investment company accounts. The Trustees noted that, as of November 30, 2007, Lord Abbett managed approximately $116.7 billion in assets. The Trustees also took into account the financial condition of Lord Abbett with respect to its ability to provide the services required under the Lord Abbett Agreement.

The Trustees reviewed information related to the prior investment performance of Lord Abbett in managing client accounts with similar investment objectives and strategies as those of the Fund. In their review of this performance, the Trustees noted that the performance of a composite investment portfolio managed by Lord Abbett was above the performance of the Russell 2000 Growth Index, for various periods. The Board concluded that this performance record supported the approval of the Lord Abbett Agreement.

In considering the reasonableness of the subadvisory fee payable by the Manager to Lord Abbett, the Trustees relied on the ability of the Manager to negotiate the terms of the Lord Abbett Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with Lord Abbett. The Trustees noted that the fees payable to Lord Abbett are identical to those paid to other Subadvisors of the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by Lord Abbett and the profitability to Lord Abbett of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by Lord Abbett, the Trustees concluded that the effect of any economies of scale being realized by Lord Abbett was not a material factor in the Trustees’ deliberations.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Lord Abbett Agreement in addition to the conclusions discussed above: (a) Lord Abbett has demonstrated that it possesses the capability and resources to perform the duties required of it under the Lord Abbett Agreement; (b) Lord Abbett’s investment strategy is appropriate for pursuing the Fund’s investment objectives; and (c) Lord Abbett is reasonably likely to execute its investment strategy consistently over time.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Lord Abbett Agreement would be in the interests of the Fund and its shareholders. Accordingly, on December 5-6, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Lord Abbett Agreement for the Fund.

IV. ADDITIONAL INFORMATION

The Manager serves as investment manager and administrator of the Trust. The Manager is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”). Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of the Fund. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Financial Information

The Fund’s most recent annual report is available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, by calling (800) 835-3879, or by accessing our website at www.managersinvest.com.

Beneficial Owners and Management Ownership

As of December 12, 2007, the following persons or entities owned of record more than 5% of the outstanding shares of the Fund:

Shareholder	Number of Shares Owned	Percentage of Fund
Managers Class
Charles Schwab & Co Inc. 1958 Summit Park Place Suite 400 Orlando, FL 32810-5935	4,956,264.419	23.51%

Fidelity Investments Institutional Operations 100 Magellan Way KW1C Covington, KY 41015-1999	3,583,567.644	16.99%

Shareholder	Number of Shares Owned	Percentage of Fund

National Financial Services Corp. 200 Liberty Street PO Box 3751 Church Street Station New York, NY 10008-3751	3,240,995.245	15.37%

Vanguard Fiduciary Trust PO Box 2600, VM 613 Attn Outside Funds Valley Forge, PA 19482-2600	1,515,328.720	7.19%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,071,173.214	5.08%

Institutional Class
Charles Schwab & Co Inc. 1958 Summit Park Place Suite 400 Orlando, FL 32810-5935	886,465.056	26.62%

Fidelity Investments Institutional Operations 100 Magellan Way KW1C Covington, KY 41015-1999	395,524.764	11.88%

National Financial Services Corp. 200 Liberty Street PO Box 3751 Church Street Station New York, NY 10008-3751	329,930.480	9.91%

Charles Schwab Trust Co, Trust 98 San Jacinto Blvd Suite 1100 Austin, TX 78701-4255	295,369.908	8.87%

Hormel Foods Corporation Retirement Plans PO Box 9130 MML37 Boston, MA 02117-9130	207,099.717	6.22%

Hormel Foods Corporation Retirement Plans PO Box 9130 MML37 Boston, MA 02117-9130	168,608.757	5.06%

As of December 12, 2007, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Fund. As of December 12, 2007, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

January 9, 2008

By Order of the Trustees,

/s/ Christine C. Carsman

CHRISTINE C. CARSMAN Secretary

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT

Attention: _________

Re: Subadvisory Agreement

The Managers Special Equity Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Veredus Asset Management, LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on [_____], 2007 and shall continue in effect until [_____], 2008. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

[SIGNATURE PAGE FOLLOWS]

MANAGERS INVESTMENT GROUP LLC

BY:
John H. Streur Sr. Managing Partner
DATE:

Accepted:

[___]

BY:
[___] [___]

DATE:

Acknowledged: THE MANAGERS FUNDS

BY:
William J. Nutt President
DATE:

SCHEDULES: A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

FORM OF ADDENDUM TO

SUBADVISORY AGREEMENT

This Addendum to Subadvisory Agreement dated as of [________], 2005 (this “Addendum”) is made by and between Managers Investment Group LLC, as investment manager and administrator (“Managers”), and Veredus Asset Management LLC, as subadvisor (“Subadvisor”), with respect to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds, a Massachusetts business trust which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, Managers and Subadvisor previously entered into a Subadvisory Agreement dated as of [________], 2005 (the “Subadvisory Agreement”) with respect to the Fund; and

WHEREAS, Managers and Subadvisor wish to provide additional terms and conditions to the Subadvisory Agreement pursuant to this Addendum regarding the portfolio management services provided by Subadvisor to permit Subadvisor and the Fund to rely upon the exemptions available under Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act;

NOW, THEREFORE, in consideration of the promises and mutual covenants contains in this Addendum and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1. Subadvisor’s responsibility for providing portfolio management services pursuant to Section 2 of the Subadvisory Agreement shall be limited to only those assets of the Fund which Managers determines to allocate to Subadvisor from time to time, and Subadvisor agrees that it shall not consult with any other subadvisor(s) to the Fund concerning transactions for the Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2. Except as specifically supplemented hereby, all of the terms and conditions of the Subadvisory Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

3. This Addendum may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their respective officers or authorized representatives as of the day and year first above written.

MANAGERS INVESTMENT GROUP LLC

BY:
John H. Streur Sr. Managing Partner

DATE:

VEREDUS ASSET MANAGEMENT LLC

BY:
[___] [___]

DATE:

Acknowledged: THE MANAGERS FUNDS

BY:
William J. Nutt President

DATE:

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

Attention: _______________

Re: Subadvisory Agreement

The Managers Special Equity Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Lord, Abbett & Co. LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Independent Contractor. In the performance of the Subadvisor’s duties hereunder, the Subadvisor is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Manager in any way or otherwise deemed to be an agent of the Trust, the Fund or the Manager.

11. Notices. All notices and other communications hereunder shall be validly given or made if in writing, (i) when delivered personally (by courier service or otherwise), (ii) when sent by telecopy (evidenced by confirmation of receipt), or (iii) when actually received if mailed by first-class certified or registered United States mail or recognized overnight courier service, postage-prepaid and return receipt requested, in each case to the address of the party to receive such notice set forth below:

If to the Trust, the Manager or the Fund:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

Attn: Compliance Officer

If to the Subadvisor:

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302

Attn: General Counsel

12. Effective Date; Term. This Agreement shall become effective on December 10, 2007 and shall continue in effect until June 30, 2009. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

13. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

15. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

MANAGERS INVESTMENT GROUP LLC

BY:
Keitha L. Kinne Managing Partner

DATE: December 10, 2007

Accepted: Lord, Abbett & Co. LLC

BY:
DATE:

Acknowledged: THE MANAGERS FUNDS

BY:
Keitha L. Kinne Chief Operating Officer

DATE: December 10, 2007

SCHEDULES: A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.